                                                                   Exhibit 23(b)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 28, 1999 included in GTE Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                                  /s/ Arthur Andersen LLP
                                                  -----------------------
                                                  Arthur Andersen LLP
   Dallas, Texas,
   April 13, 1999